                                                                 DELAWARE(SM)
                                                                 INVESTMENTS
                                                                 ------------

Delaware International Small Cap Fund
-------------------------------------

2000 Semi-Annual Report


July 10, 2000

Dear Shareholder:

Following is the 2000 semi-annual report for Delaware International Small Cap Fund.

Economic Overview
Over the last six-month period, many stock markets around the world were characterized by striking parallels in performance. Many international stock indices demonstrated the same volatility seen in both the S&P 500 Index and the Nasdaq Composite.

As the end of 1999 approached, U.S. stock markets as measured by the Dow Jones Composite Index experienced a strong rally led by shares of growth stocks in general, and technology companies in particular. The bull-run persisted through the month of February, before investor sentiment did an about-face and the market gave up most of its gains during the second half of the Fund's six-month period, ended May 31, 2000.

In Europe, corporate profits were generally on the rise as the new year came and went. Technology, and wireless stocks in particular, were leading a charge similar to that seen in the U.S. Europe also witnessed the pullback beginning in March, however. European wireless stocks, feeling the pressure of licensing, in many cases gave up most or all of their recent gains. Although the euro has confounded forecasters by continuing to weaken, the overall economic outlook in Europe is encouraging, and the Morgan Stanley Capital International (MSCI) Europe Index finished the six-month period up 8.43% (Source: MSCI).

The sharp downturn in domestic stock markets this past spring may have consequentially tempered momentum in Southeast Asia, where economies such as those in Singapore and Indonesia had shown strong moves toward full recovery at the start of the year. We believe international investors can be encouraged, however, by the continued rapid growth seen in Hong Kong, as well as in China, which was aided in part by the prospect of its entry into the World Trade Organization.


Investment Strategy
Delaware International Small Cap Fund delivered a return of -9.40% for the six-month period (Institutional shares at net asset value with distributions reinvested), trailing the MSCI Europe, Asia and Far East Index as well as the average return for the universe of funds with similar objectives that is tracked by Lipper Analytical Services. Lipper's International Small Cap universe returned an average of +7.92 for the period, while the MSCI EAFE Index rose 0.73%.

In Conclusion
The Fund invests in the stocks of companies whose market capitalizations are generally less than $1.5 billion. While its investments in emerging markets in part caused the Fund to lag during the period, we believe the portfolio is well-positioned, and we look forward to the second half of 2000. Investors in the Fund should be aware that risks associated with investments in small cap stocks often outweigh those in large caps, and that international investing likewise involves greater risk than investing in U.S. stocks. We believe that many opportunities lie ahead, and that our disciplined strategies for global investing provide both a sound long-term approach and valuable portfolio diversification. Thank you for your continued confidence in Delaware Investments.



Sincerely,


/s/ Wayne A. Stork
-----------------------------------
Wayne A. Stork
Chairman,
Delaware Investments Family of Funds



/s/ David K. Downes
-----------------------------------
David K. Downes
President and Chief Executive Officer
Delaware Investments Family of Funds

Performance Summary

Delaware International Small Cap Fund

Cumulative/Average Annual Total Returns Through May 31, 2000

                                         Lifetime     One Year     Six Months

Delaware International Small Cap Fund
Institutional Class (Est. 12/19/97)       +6.89%       +1.26%        -9.40%
Morgan Stanley EAFE Index                 +12.72%      +17.43%       +0.73%
Lipper International Small Cap Class
               (82 Funds)                 +19.66%      +52.00%       +7.92%


All performance shown above assumes reinvestment of distributions. As of the date of this report, one share of Class A is outstanding. Therefore, performance for Class A can be expected to vary due to different charges and expenses. No front-end sales charge of 12b-1 fees were actually imposed on A class shares for the period and no B or C class shares were offered. Return and share value fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Management fees were waived during the reporting period, and without this waiver performance would have been reduced.

International stocks involve greater risk than investing in U.S. stocks. In addition, many small cap stocks involve greater risk than investments in large cap stocks. Past performance does not guarantee future results.

DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS
DELAWARE INTERNATIONAL SMALL CAP FUND
Statement of Net Assets
May 31, 2000
(Unaudited)

                                                                     Market
                                                 Number              Value
                                               of Shares            (U.S. $)
                                               ---------           ---------
  COMMON STOCK - 97.28%
  Australia - 1.00%
* Simeon Wines                                   23,600             $ 35,037
                                                                    --------
                                                                      35,037
                                                                    --------

  Canada - 0.75%
* Magellan Aerospace                              8,000               26,700
                                                                    --------
                                                                      26,700
                                                                    --------

  Denmark - 2.19%
* Bang & Olufsen Holding Class B                  2,133               77,328
                                                                    --------
                                                                      77,328
                                                                    --------

  Finland - 0.78%
  Huhtamaki Van Leer Oyj                            600               18,926
  Talentum                                        1,200                8,791
                                                                    --------
                                                                      27,717
                                                                    --------

  France - 12.60%
* Boiron                                            600               32,701
* Carbone Lorraine                                  700               33,121
* Financiere Marc de Lacharriere                    300               43,676
  IMV Technologies                                1,600               29,849
* Manitou                                         1,000               86,792
* Mecatherm                                       1,150               37,993
* Norbert Dentressangle                           1,560               26,759
* Remy Cointreau                                  1,810               39,358
  Royal Canin                                       700               66,373
* Walter                                            430               48,758
                                                                    --------
                                                                     445,380
                                                                    --------

  Germany - 11.39%
* AGIV                                            2,420               43,363
  Babcock Borsig                                    850               32,920
  Boewe Systec                                    1,870               45,200
* Cewe Color Holding                              2,500               57,162
  Escada                                            450               42,416
* FAG Kugelfischer Georg Schaefer                 9,560               71,375
* KSB                                               350               32,239
  Ludwig Beck                                     6,103               77,745
                                                                    --------
                                                                     402,420
                                                                    --------

  Hong Kong - 4.71%
  Cafe De Coral Holdings                        110,000               40,232
  Chen Hsong Holdings                           280,000               42,042
  Hung Hing Printing Group                      104,000               38,371
  South China Morning Post (Holdings)            64,000               45,994
                                                                    --------
                                                                     166,639
                                                                    --------

                                                                       Market
                                                     Number            Value
                                                   of Shares          (U.S. $)
                                                   ---------          --------
  Italy - 1.68%
* Carraro                                               8,000          $ 24,638
  La Doria                                             15,000            34,647
                                                                       --------
                                                                         59,285
                                                                       --------

  Japan - 14.53%
  Arc Land Sakamoto                                     4,000            52,754
  Aronkasei                                            15,000            53,636
  Daitec                                                3,000            40,958
  Getz Brothers                                        10,000            49,132
  Kayaba Industry                                      29,000            52,522
  Miyachi Technos                                       5,000            51,546
  Nagawa                                                8,000            53,868
  Takara Printing                                       6,000            83,032
  Ube-Nitto Kasei                                      14,000            35,887
  Zuiko                                                 3,000            39,565
                                                                       --------
                                                                        512,900
                                                                       --------

  Netherlands - 7.24%
  Ahrend                                                2,000            24,638
  Draka Holding                                         1,000            59,075
  ICT Automatisering                                    1,500            51,445
  Stork                                                 2,100            27,830
  Unique International                                  1,500            38,287
  Van Melle                                             2,000            54,688
                                                                       --------
                                                                        255,963
                                                                       --------

  New Zealand - 1.07%
  The Warehouse Group                                  19,200            37,784
                                                                       --------
                                                                         37,784
                                                                       --------

  Norway - 2.74%
  Nera                                                 24,359            96,830
                                                                       --------
                                                                         96,830
                                                                       --------

  Singapore - 2.63%
  Asia Pacific Breweries                               13,000            27,303
  Courts (Singapore) Limited                           65,000            22,127
* DBS Land                                              7,000             7,997
  Overseas Union Bank                                  10,392            35,677
                                                                       --------
                                                                         93,104
                                                                       --------

  Spain - 0.69%
  Portland Valderrivas                                  1,200            24,414
                                                                       --------
                                                                         24,414
                                                                       --------

  Sweden - 0.97%
  IRO                                                   3,700            34,158
                                                                       --------
                                                                         34,158
                                                                       --------

  Switzerland - 3.08%
  Lindt & Spruengli Class B                                20           108,931
                                                                       --------
                                                                        108,931
                                                                       --------

  Taiwan - 0.15%
* Yageo - GDR                                             616             5,390
                                                                       --------
                                                                          5,390
                                                                       --------

                                                                                      Market
                                                                      Number          Value
                                                                     of Shares       (U.S. $)
                                                                     ---------     -----------
  United Kingdom - 29.08%
  Arriva                                                               10,580      $   36,991
* Body Shop International                                              43,469          81,686
  Bovis Homes Group                                                    10,700          47,905
* Bradstock Group                                                      66,800          19,004
* Bristol Water Holdings                                                2,550          30,546
* Bulmer (H.P.)  Holdings                                               9,059          61,040
* Cobham                                                                2,449          33,773
* Dairy Crest Group                                                    30,000          77,263
  Fuller Smith & Turner Class A                                         6,100          39,275
  Glynwed International                                                14,400          50,778
  Harvey Nichols                                                       26,600          54,766
  Hewden Stuart                                                        27,000          30,119
  IMI                                                                  13,400          53,698
  Laird Group                                                          18,200          59,545
  Northern Foods                                                       55,300          95,431
* Pendragon                                                            17,896          35,371
  Persimmon                                                            14,100          40,325
  Rexam                                                                23,620          84,130
  TT Group                                                             24,200          45,295
  Wilshaw                                                              70,800          50,886
                                                                                   ----------
                                                                                    1,027,827
                                                                                   ----------
  Total Common Stock (cost $3,810,759)                                              3,437,807
                                                                                   ----------

                                                                       Principal
                                                                         Amount
                                                                       ---------

REPURCHASE AGREEMENTS - 2.86%
With Chase Manhattan 6.33% 6/1/00
  (dated 5/31/00, collateralized by $35,000
  U.S. Treasury Notes 5.875% due 11/15/04,
  market value $33,786).                                               $ 33,000        33,000
With J.P. Morgan Securities 6.33% 6/1/00
  (dated 5/31/00, collateralized by $13,000
  U.S.Treasury Notes 6.50% due 5/31/01,
  market value $13,051 and $9,000 U.S.
  Treasury Notes 6.625% due 6/30/01, market
  value $9,398, and $2,000 U.S. Treasury
  Notes 6.50% due 8/31/01, market value $2,065,
  and $10,000 U.S. Treasury Notes 6.375%
  due 9/30/01, market value $10,217).                                    34,000        34,000
With PaineWebber 6.33% 6/1/00
  (dated 5/31/00, collateralized by $13,000
  U.S. Treasury Notes 5.00% due 4/30/01,
  market value $12,941 and $8,000 U.S.
  Treasury Notes 6.25% due 1/31/02, market
  value $8,428 and $13,000 U.S. Treasury
  Notes 7.25% due 5/15/04, market value $13,393).                        34,000        34,000
                                                                                  -----------
Total Repurchase Agreements (cost $101,000)                                           101,000
                                                                                  -----------

TOTAL MARKET VALUE OF SECURITIES - 100.14%
(cost $3,911,759)                                                                 $ 3,538,807
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS - (0.14%)                              (4,819)
                                                                                  -----------
NET ASSETS APPLICABLE TO 442,624 SHARES OUTSTANDING - 100.00%                     $ 3,533,988
                                                                                  ===========


NET ASSET VALUE - DELAWARE INTERNATIONAL SMALL CAP FUND A CLASS
($11.77 / 1.475 shares)                                                                $ 7.98
                                                                                       ======
NET ASSET VALUE - DELAWARE INTERNATIONAL SMALL CAP FUND INSTITUTIONAL CLASS
($3,533,976 / 442,623 shares)                                                          $ 7.98
                                                                                       ======

COMPONENTS OF NET ASSETS AT MAY 31, 2000:
Shares of Beneficial Interest (unlimited authorization - no par)                  $ 3,770,045
Undistributed net investment income**                                                  34,783
Accumulated net realized gain on investments                                          102,622
Net unrealized depreciation of investments and foreign currencies                    (373,462)
                                                                                  -----------
Total net assets                                                                  $ 3,533,988
                                                                                  ===========



----------------------------------------------------------------------------------------
*  Non-income producing security for the period ended May 31, 2000.
** Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

GDR - Global Depository Receipt

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
DELAWARE INTERNATIONAL SMALL CAP FUND
Net asset value A Class (A)                                                            $ 7.98
Sales charge (5.75% of offering price or 6.14% of the amount invested
     per share)(B)                                                                       0.49
                                                                                       ------
Offering price                                                                         $ 8.47
                                                                                       ======

----------------------------------------------------------------------------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See current prospectus for purchases of $50,000 or more.


                             See accompanying notes

DELAWARE INTERNATIONAL SMALL CAP FUND
STATEMENT OF OPERATIONS
                                                                Six Months Ended
                                                                      5/31/00
                                                                   (Unaudited)
                                                                   ------------
INVESTMENT INCOME:
Dividends                                                            $  61,073
Interest                                                                 5,077
Foreign tax withheld                                                    (6,168)
                                                                     ---------
                                                                        59,982
                                                                     ---------
EXPENSES:
Management fees                                                         23,306
Custodian fees                                                           1,075
Professional fees                                                          900
Reports and statements to shareholders                                     900
Accounting and administration                                              755
Dividend disbursing and transfer agent fees and expenses                   553
Trustees' fees                                                             268
Registration fees                                                          150
Taxes (other than taxes on income)                                         172
Other                                                                        2
                                                                     ---------
                                                                        28,081
Less expenses absorbed or waived                                        (4,678)
Less expenses paid indirectly                                             (158)
                                                                     ---------
Total expenses                                                          23,245
                                                                     ---------

NET INVESTMENT INCOME                                                   36,737
                                                                     ---------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
   Investments                                                         102,440
   Foreign currencies                                                      (88)
                                                                     ---------
Net realized gain                                                      102,352
Net change in unrealized appreciation /
 depreciation of investments and foreign currencies                   (504,860)
                                                                     ---------

NET REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS AND FOREIGN CURRENCIES                              (402,508)
                                                                     ---------

NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   $(365,771)
                                                                     =========

                             See accompanying notes

DELAWARE INTERNATIONAL SMALL CAP FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                             Six Months Ended
                                                                                  5/31/00                    Year ended
                                                                                (Unaudited)                   11/30/99
                                                                              -----------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income                                                            $ 36,737                     $ 60,820
Net realized gain on investments and foreign currencies                           102,352                      618,585
Net change in unrealized appreciation / depreciation of
investments and foreign currencies                                               (504,860)                      45,562
                                                                              -----------------------------------------
Net increase (decrease) in net assets resulting from operations                  (365,771)                     724,967
                                                                              -----------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
    A Class                                                                             -                            -
    Institutional Class                                                           (50,869)                     (63,530)

Net realized gain on investments:
    A Class                                                                            (2)                           -
    Institutional Class                                                          (629,317)                     (26,471)
                                                                              -----------------------------------------
                                                                                 (680,188)                     (90,001)
                                                                              -----------------------------------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
    A Class                                                                             2                            -
    Institutional Class                                                                 2                            -
Net asset value of shares issued upon reinvestment
of distributions from net investment income and net
realized gain on investments:
    A Class                                                                             2                            -
    Institutional Class                                                           680,186                       90,001
                                                                              -----------------------------------------
                                                                                  680,192                       90,001
                                                                              -----------------------------------------
Cost of shares repurchased:
   A Class                                                                              -                            -
   Institutional Class                                                                  -                            -
                                                                              -----------------------------------------
                                                                                        -                            -
                                                                              -----------------------------------------
Increase in net assets derived from capital
   share transactions                                                             680,192                       90,001
                                                                              -----------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                                            (365,767)                     724,967

NET ASSETS:
Beginning of period                                                             3,899,755                    3,174,788
                                                                              -----------------------------------------
End of period                                                                 $ 3,533,988                  $ 3,899,755
                                                                              =========================================


                             See accompanying notes

DELAWARE INTERNATIONAL SMALL CAP FUND
FINANCIAL HIGHLIGHTS
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                                 Institutional Class (5)
                                                                                      ----------------------------------------------
                                                                                      Six Months Ended        Year      12/19/97 (2)
                                                                                        05/31/00 (1)         Ended           To
                                                                                         (Unaudited)        11/30/99      11/30/98
                                                                                      ----------------------------------------------

Net asset value, beginning of period                                                       $10.730           $9.000        $8.500

Income (loss) from investment operations:
   Net investment income (3)                                                                0.085            0.168         0.191
   Net realized and unrealized gain (loss) on investments and foreign currencies           (0.963)           1.817         0.309
                                                                                      ----------------------------------------------
   Total  from investment operations                                                       (0.878)           1.985         0.500
                                                                                      ----------------------------------------------

Less dividends and distributions:
   Dividends from net investment income                                                    (0.140)          (0.180)          -
   Distributions from net realized gain on investments                                     (1.732)          (0.075)          -
                                                                                      ----------------------------------------------
   Total dividends                                                                         (1.872)          (0.255)          -
                                                                                      ----------------------------------------------

Net asset value, end of period                                                             $7.980           $10.730        $9.000
                                                                                      ==============================================

Total return (4)                                                                           (9.40%)           22.74%        5.88%

Ratios and supplemental data:
    Net assets, end of period (000 omitted)                                                $3,534            $3,900        $3,175
    Ratio of expenses to average net assets                                                 1.25%            1.25%         1.25%
    Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly                                                1.51%            1.57%         2.05%
    Ratio of net investment income to average net assets                                    1.97%            1.71%         2.25%
    Ratio of net investment income to average net assets prior
     to expense limitation and expenses paid indirectly                                     1.71%            1.39%         1.45%
    Portfolio turnover                                                                       20%              96%            4%



---------------------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3) Per share information was based on the average shares outstanding method.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(5) Shares of the Delaware International Small Cap Fund A Class were initially offered on December 19, 1997. Between January 16, 1998 and July 15, 1998, the A Class sold shares which were subsequently repurchased, leaving a balance of one share, representing the initial seed purchase, as of May 31, 2000. This shareholder data is not being disclosed because the data is not believed to be meaningful.

                             See accompanying notes

NOTES TO FINANCIAL STATEMENTS
MAY 31, 2000
(Unaudited)

Delaware Group Global & International Funds (the "Company") is organized as a Delaware business trust and offers five funds: the Delaware International Equity Fund, the Delaware Global Equity Fund, the Delaware Global Bond Fund, the Delaware Emerging Markets Fund and the Delaware International Small Cap Fund. These financial statements and related notes pertain to the Delaware International Small Cap Fund (the "Fund"). The Fund is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund offers four classes of shares. The A Class carries a maximum front-end sales charge of 5.75%, the B Class carries a back-end contingent deferred sales charge, the C Class carries a level load sales charge and the Institutional Class has no sales charge. As of May 31, 2000, only the A and Institutional Classes have commenced operations.

The investment objective of the Fund is to seek long-term capital appreciation by investing primarily in equity securities of smaller non-U.S. companies which may include companies located or operating in established or emerging countries.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation- All domestic equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Securities listed on a foreign exchange are valued at the last quoted sales price before the Fund is valued. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

Federal Income Taxes- The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions- Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in equity securities in the Statement of Operations that result from fluctuations in foreign currency exchange rates. The Fund reports certain foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. The Fund declares and pays dividends from net investment income and capital gains, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $43 for the six months ended May 31, 2000. In addition, the Fund may receive earnings credits from its custodian when positive cash balances are maintained which are used to offset custody fees. These credits were $115 for the six months ended May 31, 2000. The expenses paid under the above agreement are included in their respective expense captions on the Statement of Operations with the corresponding offset shown as "expenses paid indirectly".

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware International Advisers Ltd. (DIAL), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 1.25% on the first $500 million of average daily net assets of the Fund, 1.20% on the next $500 million, 1.15% on the next $1,500 million and 1.10% on the average daily net assets in excess $2,500 million. At May 31, 2000 the Fund had a liability for expenses payable to DIAL of $2,950.

DIAL has elected to waive its fees and reimburse the Fund to the extent that annual operating expenses, exclusive of taxes, interest, brokerage commission, extraordinary expenses and distribution fees, 1.25% of the average daily net assets of the Fund through January 31, 2001.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of Delaware Management Company (DMC), to provide dividend disbursing, transfer agent and accounting services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Classes. DDLP has elected voluntarily to waive such fees. At May 31, 2000 the Fund had a liability for expenses payable to DMC and affiliates of $839.

Certain officers of DIAL, DMC, DSC and DDLP are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

3. Investments

During the six months ended May 31, 2000, the Fund made purchases of $463,696 and sales of $351,037 of investment securities other than U.S. government securities and temporary cash investments.

The cost of investments for federal income tax purposes approximates cost for book purposes. At May 31, 2000, the aggregate cost of securities was $3,911,759.

At May 31, 2000, net unrealized depreciation was $372,952 of which $292,842 related to unrealized appreciation of securities and $665,794 related to unrealized depreciation of securities.

4. Capital Shares
Transactions in capital shares were as follows:

                                           Six
                                          Months         Year
                                          Ended          Ended
                                         5/31/00       11/30/99
                                       -------------------------
Shares sold:
A class                                     --             --
Institutional class                         --             --

Shares issued upon
reinvestment of
distributions from net
investment income and
net realized gain on
investments:
A class                                     --             --
Institutional class                     79,276         10,405
                                       -------------------------
                                        79,276         10,405
                                       -------------------------

Shares repurchased:
A class                                     --            --
Institutional class                         --            --
                                       -------------------------
                                            --            --
                                       -------------------------
Net increase                            79,276        10,405
                                       =========================


5. Lines Of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants), participate in a $683,500,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of the fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding at May 31, 2000, or at any time during the fiscal year.

6. Foreign Exchange Contracts
The Fund will generally enter into forward foreign exchange currency contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies.

Forward foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed is recorded.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

No forward currency exchange contracts were outstanding at May 31, 2000.

7. Market and Credit Risks
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund may invest up to 15% of its total assets in illiquid securities which may include securities with contractual restrictions on resale and other securities which may not be readily marketable. Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended, maybe determined to be liquid or illiquid based on factors set by the Board of Trustees. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.